Exhibit 99.1

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	First Quarter 2009
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$169,364	$40,190	$129,174
Information processing & software servicing fees	62,217	—	62,217
Transaction-based & trade execution fees	17,030	—	17,030

Total revenues	248,611	40,190	208,421

Subadvisory, distribution and other asset mgmt. costs	19,823	—	19,823
Brokerage commissions and royalties	17,730	—	17,730
Compensation, benefits & other personnel	76,868	4,837	72,031
Consulting, outsourcing & professional fees	21,150	685	20,465
Data processing and computer related	11,515	878	10,637
Facilities, supplies and other costs	15,433	975	14,458
Amortization	7,053	1,929	5,124
Depreciation	5,509	100	5,409

Total expenses	175,081	9,404	165,677

Income from operations	73,530	30,786	42,744

Net loss from investments	(14,450)	—	(14,450)
Interest and dividend income	1,711	10	1,701
Interest expense	(799)	(416)	(383)

Net income before taxes	59,992	30,380	29,612

Income taxes	8,929	—	8,929
Equity in earnings of unconsolidated affiliate	—	13,754	13,754

Net income	51,063	16,626	34,437

Less: Net Income attributable to the noncontrolling interest	(16,863)	(16,626)	(237)

Net income attributable to SEI Investments Company	$34,200	$—	$34,200

Diluted earnings per common share	$0.18		$0.18

Shares used to calculate diluted earnings per common share	191,409		191,409

Basic earnings per common share	$0.18		$0.18

Shares used to calculate basic earnings per common share	191,084		191,084

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Second Quarter 2009
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$183,209	$49,078	$134,131
Information processing & software servicing fees	54,694	—	54,694
Transaction-based & trade execution fees	14,106	—	14,106

Total revenues	252,009	49,078	202,931

Subadvisory, distribution and other asset mgmt. costs	20,645	—	20,645
Brokerage commissions and royalties	15,494	—	15,494
Compensation, benefits & other personnel	67,031	5,160	61,871
Consulting, outsourcing & professional fees	18,711	547	18,164
Data processing and computer related	11,177	841	10,336
Facilities, supplies and other costs	16,203	523	15,680
Amortization	7,398	1,929	5,469
Depreciation	5,364	100	5,264

Total expenses	162,023	9,100	152,923

Income from operations	89,986	39,978	50,008

Net loss from investments	(2,533)	—	(2,533)
Interest and dividend income	1,937	6	1,931
Interest expense	(1,051)	(378)	(673)

Net income before taxes	88,339	39,606	48,733

Income taxes	24,212	—	24,212
Equity in earnings of unconsolidated affiliate	—	17,376	17,376

Net income	64,127	22,230	41,897

Less: Net Income attributable to the noncontrolling interest	(22,556)	(22,230)	(326)

Net income attributable to SEI Investments Company	$41,571	$—	$41,571

Diluted earnings per common share	$0.22		$0.22

Shares used to calculate diluted earnings per common share	191,933		191,933

Basic earnings per common share	$0.22		$0.22

Shares used to calculate basic earnings per common share	191,023		191,023

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Third Quarter 2009
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$206,235	$60,160	$146,075
Information processing & software servicing fees	56,241	—	56,241
Transaction-based & trade execution fees	13,457	—	13,457

Total revenues	275,933	60,160	215,773

Subadvisory, distribution and other asset mgmt. costs	21,998	—	21,998
Brokerage commissions and royalties	14,421	—	14,421
Compensation, benefits & other personnel	73,622	5,557	68,065
Consulting, outsourcing & professional fees	20,173	736	19,437
Data processing and computer related	11,235	911	10,324
Facilities, supplies and other costs	18,817	1,701	17,116
Amortization	15,042	1,932	13,110
Depreciation	5,322	99	5,223

Total expenses	180,630	10,936	169,694

Income from operations	95,303	49,224	46,079

Net gain from investments	15,616	—	15,616
Interest and dividend income	1,897	8	1,889
Interest expense	(1,034)	(364)	(670)

Net income before taxes	111,782	48,868	62,914

Income taxes	31,109	—	31,109
Equity in earnings of unconsolidated affiliate	—	21,240	21,240

Net income	80,673	27,628	53,045

Less: Net Income attributable to the noncontrolling interest	(27,946)	(27,628)	(318)

Net income attributable to SEI Investments Company	$52,727	$—	$52,727

Diluted earnings per common share	$0.27		$0.27

Shares used to calculate diluted earnings per common share	192,325		192,325

Basic earnings per common share	$0.28		$0.28

Shares used to calculate basic earnings per common share	190,850		190,850

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Fourth Quarter 2009
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$214,378	$62,533	$151,845
Information processing & software servicing fees	58,655	—	58,655
Transaction-based & trade execution fees	10,962	—	10,962

Total revenues	283,995	62,533	221,462

Subadvisory, distribution and other asset mgmt. costs	23,344	—	23,344
Brokerage commissions and royalties	14,090	—	14,090
Compensation, benefits & other personnel	71,657	5,230	66,427
Consulting, outsourcing & professional fees	21,660	670	20,990
Data processing and computer related	11,476	962	10,514
Facilities, supplies and other costs	16,429	81	16,348
Amortization	15,115	1,929	13,186
Depreciation	5,336	95	5,241

Total expenses	179,107	8,967	170,140

Income from operations	104,888	53,566	51,322

Net loss from investments	(3,559)	—	(3,559)
Interest and dividend income	1,736	9	1,727
Interest expense	(860)	(351)	(509)

Net income before taxes	102,205	53,224	48,981

Income taxes	25,636	—	25,636
Equity in earnings of unconsolidated affiliate	—	23,045	23,045

Net income	76,569	30,179	46,390

Less: Net Income attributable to the noncontrolling interest	(30,732)	(30,179)	(553)

Net income attributable to SEI Investments Company	$45,837	$—	$45,837

Diluted earnings per common share	$0.24		$0.24

Shares used to calculate diluted earnings per common share	191,414		191,414

Basic earnings per common share	$0.24		$0.24

Shares used to calculate basic earnings per common share	190,329		190,329

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Full Year 2009
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$773,186	$211,961	$561,225
Information processing & software servicing fees	231,807	—	231,807
Transaction-based & trade execution fees	55,555	—	55,555

Total revenues	1,060,548	211,961	848,587

Subadvisory, distribution and other asset mgmt. costs	85,810	—	85,810
Brokerage commissions and royalties	61,735	—	61,735
Compensation, benefits & other personnel	289,178	20,784	268,394
Consulting, outsourcing & professional fees	81,694	2,638	79,056
Data processing and computer related	45,403	3,592	41,811
Facilities, supplies and other costs	66,882	3,280	63,602
Amortization	44,608	7,719	36,889
Depreciation	21,531	394	21,137

Total expenses	696,841	38,407	658,434

Income from operations	363,707	173,554	190,153

Net loss from investments	(4,926)	—	(4,926)
Interest and dividend income	7,281	33	7,248
Interest expense	(3,744)	(1,509)	(2,235)

Net income before taxes	362,318	172,078	190,240

Income taxes	89,886	—	89,886
Equity in earnings of unconsolidated affiliate	—	75,415	75,415

Net income	272,432	96,663	175,769

Less: Net Income attributable to the noncontrolling interest	(98,097)	(96,663)	(1,434)

Net income attributable to SEI Investments Company	$174,335	$—	$174,335

Diluted earnings per common share	$0.91		$0.91

Shares used to calculate diluted earnings per common share	191,783		191,783

Basic earnings per common share	$0.91		$0.91

Shares used to calculate basic earnings per common share	190,821		190,821

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	First Quarter 2008
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$260,059	$77,319	$182,740
Information processing & software servicing fees	60,139	—	60,139
Transaction-based & trade execution fees	13,710	—	13,710

Total revenues	333,908	77,319	256,589

Subadvisory, distribution and other asset mgmt. costs	28,515	—	28,515
Brokerage commissions and royalties	16,780	—	16,780
Compensation, benefits & other personnel	83,892	4,181	79,711
Consulting, outsourcing & professional fees	26,757	437	26,320
Data processing and computer related	10,548	863	9,685
Facilities, supplies and other costs	17,385	432	16,953
Amortization	6,159	1,929	4,230
Depreciation	5,361	96	5,265

Total expenses	195,397	7,938	187,459

Income from operations	138,511	69,381	69,130

Net loss from investments	(24,046)	—	(24,046)
Interest and dividend income	4,138	238	3,900
Interest expense	(967)	(732)	(235)

Net income before taxes	117,636	68,887	48,749

Income taxes	29,175	—	29,175
Equity in earnings of unconsolidated affiliate	—	30,201	30,201

Net income	88,461	38,686	49,775

Less Net Income attributable to the noncontrolling interest	(39,515)	(38,686)	(829)

Net income attributable to SEI Investments Company	$48,946	$—	$48,946

Diluted earnings per common share	$0.25		$0.25

Shares used to calculate diluted earnings per common share	198,211		198,211

Basic earnings per common share	$0.25		$0.25

Shares used to calculate basic earnings per common share	193,629		193,629

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Second Quarter 2008
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$260,931	$73,602	$187,329
Information processing & software servicing fees	57,088	—	57,088
Transaction-based & trade execution fees	11,504	—	11,504

Total revenues	329,523	73,602	255,921

Subadvisory, distribution and other asset mgmt. costs	28,594	—	28,594
Brokerage commissions and royalties	14,451	—	14,451
Compensation, benefits & other personnel	83,529	5,314	78,215
Consulting, outsourcing & professional fees	26,611	423	26,188
Data processing and computer related	11,229	801	10,428
Facilities, supplies and other costs	18,417	1,023	17,394
Amortization	6,200	1,930	4,270
Depreciation	5,298	96	5,202

Total expenses	194,329	9,587	184,742

Income from operations	135,194	64,015	71,179

Net loss from investments	(27,294)	—	(27,294)
Interest and dividend income	3,223	110	3,113
Interest expense	(808)	(532)	(276)

Net income before taxes	110,315	63,593	46,722

Income taxes	27,572	—	27,572
Equity in earnings of unconsoldiated affiliate	—	27,872	27,872

Net income	82,743	35,721	47,022

Less: Net Income attributable to the noncontrolling interest	(36,579)	(35,721)	(858)

Net income attributable to SEI Investments Company	$46,164	$—	$46,164

Diluted earnings per common share	$0.24		$0.24

Shares used to calculate diluted earnings per common share	195,992		195,992

Basic earnings per common share	$0.24		$0.24

Shares used to calculate basic earings per common share	192,187		192,187

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Third Quarter 2008
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$243,162	$64,588	$178,574
Information processing & software servicing fees	56,577	—	56,577
Transaction-based & trade execution fees	16,347	—	16,347

Total revenues	316,086	64,588	251,498

Subadvisory, distribution and other asset mgmt. costs	26,080	—	26,080
Brokerage commissions and royalties	16,256	—	16,256
Compensation, benefits & other personnel	80,932	5,746	75,186
Consulting, outsourcing & professional fees	26,213	518	25,695
Data processing and computer related	11,325	851	10,474
Facilities, supplies and other costs	18,656	695	17,961
Amortization	6,234	1,929	4,305
Depreciation	5,441	94	5,347

Total expenses	191,137	9,833	181,304

Income from operations	124,949	54,755	70,194

Net loss from investments	(42,047)	—	(42,047)
Interest and dividend income	3,384	121	3,263
Interest expense	(903)	(577)	(326)
Other income	—	—	—

Net income before taxes	85,383	54,299	31,084

Income taxes	19,995	—	19,995
Equity in earnings of unconsolidated affiliate	—	23,955	23,955

Net income	65,388	30,344	35,044

Less: Net Income attributable to the noncontrolling interest	(30,893)	(30,344)	(549)

Net income attributable to SEI Investments Company	$34,495	$—	$34,495

Diluted earnings per common share	$0.18		$0.18

Shares used to calculate diluted earnings per common share	194,696		194,696

Basic earnings per common share	$0.18		$0.18

Shares used to calculate basic earnings per common share	191,554		191,554

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Fourth Quarter 2008
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$191,247	$47,759	$143,488
Information processing & software servicing fees	56,003	—	56,003
Transaction-based & trade execution fees	21,152	—	21,152

Total revenues	268,402	47,759	220,643

Subadvisory, distribution and other asset mgmt. costs	21,245	—	21,245
Brokerage commissions and royalties	20,051	—	20,051
Compensation, benefits & other personnel	61,517	4,694	56,823
Consulting, outsourcing & professional fees	24,208	1,227	22,981
Data processing and computer related	11,500	952	10,548
Facilities, supplies and other costs	19,920	554	19,366
Amortization	6,334	1,931	4,403
Depreciation	5,932	96	5,836

Total expenses	170,707	9,454	161,253

Income from operations	97,695	38,305	59,390

Net loss from investments	(64,631)	—	(64,631)
Interest and dividend income	2,995	17	2,978
Interest expense	(740)	(444)	(296)
Other income	5,577	—	5,577

Net income before taxes	40,896	37,878	3,018

Income taxes	9,961	—	9,961
Equity in earnings of unconsolidated affiliate	—	16,943	16,943

Net income	30,935	20,935	10,000

Less: Net Income attributable to the noncontrolling interest	(21,286)	(20,935)	(351)

Net income attributable to SEI Investments Company	$9,649	$—	$9,649

Diluted earnings per common share	$0.05		$0.05

Shares used to calculate diluted earnings per common share	192,030		192,030

Basic earnings per common share	$0.05		$0.05

Shares used to calculate basic earnings per common share	190,858		190,858

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Full Year 2008
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$955,399	$263,268	$692,131
Information processing & software servicing fees	229,807	—	229,807
Transaction-based & trade execution fees	62,713	—	62,713

Total revenues	1,247,919	263,268	984,651

Subadvisory, distribution and other asset mgmt. costs	104,434	—	104,434
Brokerage commissions and royalties	67,538	—	67,538
Compensation, benefits & other personnel	309,870	19,935	289,935
Consulting, outsourcing & professional fees	103,789	2,605	101,184
Data processing and computer related	44,602	3,467	41,135
Facilities, supplies and other costs	74,378	2,704	71,674
Amortization	24,927	7,719	17,208
Depreciation	22,032	382	21,650

Total expenses	751,570	36,812	714,758

Income from operations	496,349	226,456	269,893

Net loss from investments	(158,018)	—	(158,018)
Interest and dividend income	13,740	486	13,254
Interest expense	(3,418)	(2,285)	(1,133)
Other income	5,577	—	5,577

Net income before taxes	354,230	224,657	129,573

Income taxes	86,703	—	86,703
Equity in earnings of unconsolidated affiliate	—	98,971	98,971

Net income	267,527	125,686	141,841

Less: Net Income attributable to the noncontrolling interest	(128,273)	(125,686)	(2,587)

Net income attributable to SEI Investments Company	$139,254	$—	$139,254

Diluted earnings per common share	$0.71		$0.71

Shares used to calculate diluted earnings per common share	195,233		195,233

Basic earnings per common share	$0.73		$0.73

Shares used to calculate basic earnings per common share	192,057		192,057

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	First Quarter 2007
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$256,398	$81,171	$175,227
Information processing & software servicing fees	54,232	—	54,232
Transaction-based & trade execution fees	12,095	—	12,095

Total revenues	322,725	81,171	241,554

Subadvisory, distribution and other asset mgmt. costs	26,992	—	26,992
Brokerage commissions and royalties	15,645	—	15,645
Compensation, benefits & other personnel	84,278	5,286	78,992
Consulting, outsourcing & professional fees	20,879	248	20,631
Data processing and computer related	10,767	1,024	9,743
Facilities, supplies and other costs	17,560	456	17,104
Amortization	2,741	1,929	812
Depreciation	4,684	102	4,582

Total expenses	183,546	9,045	174,501

Income from operations	139,179	72,126	67,053

Net loss from investments	(316)	—	(316)
Interest and dividend income	4,051	407	3,644
Interest expense	(1,261)	(1,051)	(210)

Net income before taxes	141,653	71,482	70,171

Income taxes	37,781	—	37,781
Equity in earnings of unconsolidated affiliate	—	31,667	31,667

Net income	103,872	39,815	64,057

Less: Net Income attributable to the noncontrolling interest	(40,495)	(39,815)	(680)

Net income attributable to SEI Investments Company	$63,377	$—	$63,377

Diluted earnings per common share	$0.31		$0.31

Shares used to calculate diluted earnings per common share	204,702		204,702

Basic earnings per common share	$0.32		$0.32

Shares used to calculate basic earnings per common share	197,914		197,914

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Second Quarter 2007
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$276,653	$91,682	$184,971
Information processing & software servicing fees	55,414	—	55,414
Transaction-based & trade execution fees	11,191	—	11,191

Total revenues	343,258	91,682	251,576

Subadvisory, distribution and other asset mgmt. costs	27,866	—	27,866
Brokerage commissions and royalties	15,170	—	15,170
Compensation, benefits & other personnel	88,552	5,685	82,867
Consulting, outsourcing & professional fees	22,617	292	22,325
Data processing and computer related	10,227	834	9,393
Facilities, supplies and other costs	17,700	399	17,301
Amortization	2,741	1,929	812
Depreciation	4,710	82	4,628

Total expenses	189,583	9,221	180,362

Income from operations	153,675	82,461	71,214

Net loss from investments	(997)	—	(997)
Interest and dividend income	4,882	400	4,482
Interest expense	(1,168)	(988)	(180)
Other income	2,952	—	2,952

Net income before taxes	159,344	81,873	77,471

Income taxes	42,938	—	42,938
Equity in earnings of unconsolidated affiliate	—	35,803	35,803

Net income	116,406	46,070	70,336

Less: Net Income attributable to the noncontrolling interest	(46,905)	(46,070)	(835)

Net income attributable to SEI Investments Company	$69,501	$—	$69,501

Diluted earnings per common share	$0.34		$0.34

Shares used to calculate diluted earnings per common share	203,604		203,604

Basic earnings per common share	$0.35		$0.35

Shares used to calculate basic earnings per common share	197,314		197,314

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Third Quarter 2007
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$280,287	$90,641	$189,646
Information processing & software servicing fees	58,485	—	58,485
Transaction-based & trade execution fees	10,864	—	10,864

Total revenues	349,636	90,641	258,995

Subadvisory, distribution and other asset mgmt. costs	29,345	—	29,345
Brokerage commissions and royalties	14,839	—	14,839
Compensation, benefits & other personnel	88,463	5,561	82,902
Consulting, outsourcing & professional fees	23,703	886	22,817
Data processing and computer related	10,410	1,068	9,342
Facilities, supplies and other costs	16,607	791	15,816
Amortization	5,968	1,929	4,039
Depreciation	5,023	166	4,857

Total expenses	194,358	10,401	183,957

Income from operations	155,278	80,240	75,038

Net loss from investments	(202)	—	(202)
Interest and dividend income	4,381	554	3,827
Interest expense	(1,267)	(923)	(344)

Net income before taxes	158,190	79,871	78,319

Income taxes	38,846	—	38,846
Equity in earnings of unconsolidated affiliate	—	34,929	34,929

Net income	119,344	44,942	74,402

Less: Net Income attributable to the noncontrolling interest	(46,045)	(44,942)	(1,103)

Net income attributable to SEI Investments Company	$73,299	$—	$73,299

Diluted earnings per common share	$0.37		$0.37

Shares used to calculate diluted earnings per common share	200,321		200,321

Basic earnings per common share	$0.38		$0.38

Shares used to calculate basic earnings per common share	194,930		194,930

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Fourth Quarter 2007
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$278,086	$82,151	$195,935
Information processing & software servicing fees	62,170	—	62,170
Transaction-based & trade execution fees	13,153	—	13,153

Total revenues	353,409	82,151	271,258

Subadvisory, distribution and other asset mgmt. costs	30,416	—	30,416
Brokerage commissions and royalties	16,250	—	16,250
Compensation, benefits & other personnel	88,857	5,885	82,972
Consulting, outsourcing & professional fees	27,443	474	26,969
Data processing and computer related	10,785	844	9,941
Facilities, supplies and other costs	22,546	1,720	20,826
Amortization	6,139	1,931	4,208
Depreciation	5,130	96	5,034

Total expenses	207,566	10,950	196,616

Income from operations	145,843	71,201	74,642

Net loss from investments	(23,880)	—	(23,880)
Interest and dividend income	5,282	415	4,867
Interest expense	(1,013)	(799)	(214)

Net income before taxes	126,232	70,817	55,415

Income taxes	31,617	—	31,617
Equity in earnings of unconsolidated affiliate	—	31,044	31,044

Net income	94,615	39,773	54,842

Less: Net Income attributable to the noncontrolling interest	(40,983)	(39,773)	(1,210)

Net income attributable to SEI Investments Company	$53,632	$—	$53,632

Diluted earnings per common share	$0.27		$0.27

Shares used to calculate diluted earnings per common share	200,297		200,297

Basic earnings per common share	$0.28		$0.28

Shares used to calculate basic earnings per common share	194,321		194,321

SEI Investments Company

Pro-forma Consolidated Statements of Operations

	Full Year 2007
	SEI Consolidated As Reported	LSV & LSVEG	SEI Deconsolidated LSV & LSVEG Pro-Forma

Asset management, administration & distribution fees	$1,091,424	$345,645	$745,779
Information processing & software servicing fees	230,301	—	230,301
Transaction-based & trade execution fees	47,303	—	47,303

Total revenues	1,369,028	345,645	1,023,383

Subadvisory, distribution and other asset mgmt. costs	114,619	—	114,619
Brokerage commissions and royalties	61,904	—	61,904
Compensation, benefits & other personnel	350,150	22,417	327,733
Consulting, outsourcing & professional fees	94,642	1,900	92,742
Data processing and computer related	42,189	3,770	38,419
Facilities, supplies and other costs	74,413	3,366	71,047
Amortization	17,589	7,718	9,871
Depreciation	19,547	446	19,101

Total expenses	775,053	39,617	735,436

Income from operations	593,975	306,028	287,947

Net loss from investments	(25,395)	—	(25,395)
Interest and dividend income	18,596	1,776	16,820
Interest expense	(4,709)	(3,761)	(948)
Other income	2,952	—	2,952

Net income before taxes	585,419	304,043	281,376

Income taxes	151,182	—	151,182
Equity in earnings of unconsolidated affiliate	—	133,443	133,443

Net income	434,237	170,600	263,637

Less: Net Income attributable to the noncontrolling interest	(174,428)	(170,600)	(3,828)

Net income attributable to SEI Investments Company	$259,809	$—	$259,809

Diluted earnings per common share	$1.28		$1.28

Shares used to calculate diluted earnings per common share	202,231		202,231

Basic earnings per common share	$1.32		$1.32

Shares used to calculate basic earnings per common share	196,120		196,120